SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2020
Date of Report (Date of earliest event reported)
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UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2020, Unity Bank ("Unity"), the Registrant's wholly owned subsidiary, announced that industry veteran Anthony L. Cossetti will be joining the Company as Executive Vice President and Chief Financial Officer, effective June 8, 2020.

The table below sets forth certain information about Mr. Cossetti:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires

Anthony L. Cossetti Executive Vice President and Chief Financial Officer	49	Senior Vice President and Corporate Treasurer at Beneficial Bancorp, Philadelphia, PA	N/A	N/A(1)

(1) Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Mr. Cossetti and any other persons pursuant to which Mr. Cossetti was selected as chief financial officer. Mr. Cossetti has no family relationship with any other director or executive officer of the Registrant, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant. Mr. Cossetti is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the “Act”), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no “related party transactions” between Mr. Cossetti and the Company or the Bank that require disclosure.

There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Cossetti is a party, or in which he participates, that was entered into or amended, in connection with Mr. Cossetti being appointed as chief financial officer of the Registrant.

The Registrant is not party to an employment agreement at this time with Mr. Cossetti.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: May 5, 2020
By: /s/ James A. Hughes
James A. Hughes
President and Chief Executive Officer